Earnings/(Loss) per share	6 Months Ended
Jun. 30, 2019
Earnings per share [abstract]
Earnings/(Loss) per share	Earnings/(Loss) per share
On April 9, 2019, the date of the Spin-Off, 488.2 million shares of the Company's Common Stock were distributed to Novartis shareholders and Novartis American Depositary Receipt (“ADR”) holders. No dividends were paid from April 9, 2019 through June 30, 2019.

Basic earnings/(loss) per share is computed by dividing the Company's net (loss)/income for the period by the weighted average number of common shares outstanding during the period. For both the three and six month periods ended June 30, 2019, the weighted average number of shares outstanding was 488.2 million shares. For periods prior to the Spin-Off, the denominator for basic earnings per share uses the number of shares distributed on the date of the Spin-Off.

The Company's only potentially dilutive securities are the outstanding unvested equity-based awards, as described in Note 10 to these Condensed Consolidated Interim Financial Statements. Except when the effect would be anti-dilutive, the calculation of diluted earnings per common share includes the weighted average net impact of unvested equity-based awards. For the three and six month periods ended June 30, 2019, 1.8 million and 0.9 million shares, respectively, related to unvested equity-based awards have been excluded from the calculation of diluted net loss per share as their effect would be anti-dilutive. For periods prior to the Spin-Off, the denominator for diluted earnings per share uses the number of shares distributed on the date of the Spin-Off.